SECOND QUARTER 2021 EARNINGS

2 S E C O N D Q U A R TE R 2021 E A R N IN G S Cautionary Statement REGARDING FORWARD-LOOKING STATEMENTS Certain statements are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement that does not directly relate to any historical or current fact and include, but are not limited to (1) guidance and expectations, including statements regarding expected operating margins, comparable sales, effective tax rates, interest income, net income, diluted earnings per share, cash tax refunds, liquidity, EBITDA, free cash flow, and capital expenditures, (2) statements regarding expected store openings, store closures, store conversions, and gross square footage, and (3) statements regarding the Company's strategy, plans, and initiatives, including, but not limited to, results expected from such strategy, plans, and initiatives. Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict, and significant contingencies, many of which are beyond the Company's control. Many factors could cause actual results to differ materially and adversely from these forward-looking statements. Among these factors are (1) changes in consumer spending and general economic conditions; (2) the COVID-19 pandemic and its continued impact on our business operations, store traffic, employee availability, financial condition, liquidity and cash flow; (3) our ability to operate our business efficiently, manage capital expenditures and costs, and obtain financing when required; (4) our ability to identify and respond to new and changing fashion trends, customer preferences, and other related factors; (5) fluctuations in our sales, results of operations, and cash levels on a seasonal basis and due to a variety of other factors, including our product offerings relative to customer demand, the mix of merchandise we sell, promotions, and inventory levels; (6) customer traffic at malls, shopping centers, and at our stores; (7) competition from other retailers; (8) our dependence on a strong brand image; (9) our ability to adapt to changing consumer behavior and develop and maintain a relevant and reliable omni-channel experience for our customers; (10) the failure or breach of information systems upon which we rely; (11) our ability to protect customer data from fraud and theft; (12) our dependence upon third parties to manufacture all of our merchandise; (13) changes in the cost of raw materials, labor, and freight; (14) supply chain or other business disruption, including as a result of the coronavirus; (15) our dependence upon key executive management; (16) our ability to execute our growth strategy, EXPRESSway Forward, including engaging our customers and acquiring new ones, executing with precision to accelerate sales and profitability, creating great product and reinvigorating our brand; (17) our substantial lease obligations; (18) our reliance on third parties to provide us with certain key services for our business; (19) impairment charges on long-lived assets; (20) claims made against us resulting in litigation or changes in laws and regulations applicable to our business; (21) our inability to protect our trademarks or other intellectual property rights which may preclude the use of our trademarks or other intellectual property around the world; (22) restrictions imposed on us under the terms of our asset-based loan facility, including restrictions on the ability to effect share repurchases; (23) changes in tax requirements, results of tax audits, and other factors that may cause fluctuations in our effective tax rate; (24) changes in tariff rates; and (25) natural disasters, extreme weather, public health issues, including pandemics, fire, acts of terrorism or war and other events that cause business interruption. Additional information concerning these and other factors can be found in Express, Inc.'s filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as required by law.

ABOUT EXPRESS

Express is a **modern, versatile, dual gender apparel and accessories brand** that helps people get dressed for every day and any occasion.

Launched in 1980 with the idea that **style, quality and value should all be found in one place**, Express has always been a brand of the now, offering some of the most important and enduring fashion trends.

Express aims to **Create Confidence & Inspire Self-Expression** through a design & merchandising view that brings forward **The Best of Now for Real Life Versatility**.

Express operates over **500 retail and factory outlet stores** in the United States and Puerto Rico, as well as an online store. Express, Inc. is traded on the NYSE under the symbol **EXPR.**

Sales Profile[1,2]


43%
Men
57%
Women

[1] For the twenty-six weeks ended July 31, 2021
[2] Excludes “other revenue” of $21 million

SECOND QUARTER 2021 EARNINGS
EXPRESS

3

4 S E C O N D Q U A R TE R 2021 E A R N IN G S Business Model Express.com & Express mobile app 355 brick and mortar stores 3 Stores are effective marketing and customer acquisition vehicles Made-for-outlet product with compelling value proposition Extends brand reach to new customers and markets 206 Company- operated factory outlet stores in the U.S. and Puerto Rico 3 1 Express sales includes retail store and eCommerce sales 2 Excludes “other revenue” of $21 million 3 As of July 31, 2021 (Express store count includes 4 Express Edit concept stores) 28% of YTD 2021 net sales 72% of YTD 2021 net sales EXPRESS FACTORY OUTLET 2EXPRESS1,2

RESULTS SECOND QUARTER 2021

The Company's performance across all channels in the second quarter was very strong on both the top and bottom line, and the Company has returned to positive EBITDA earlier than expected along with delivering positive operating cash flows.

- Second quarter sales grew 86% over 2020 and delivered a positive 3% comp compared to 2019
- Company experienced a positive inflection point after the Fourth of July as comparable store sales plus demand significantly accelerated to a +11% comp versus 2019, and has continued into August
- eCommerce demand drove a 28% comp to 2020 with a 15% increase in transactions and a 13% increase in average order value
- Denim delivered its best Spring season in recent history across all channels
- Continued to drive greater brand awareness across all social channels and engagement metrics were up 20% compared to 2019
- Since the Express Insider loyalty program relaunch in Q1, customer spend was up 8%, acquisition of new customers was up 17% and reactivation of lapsed customers was up 43% versus 2019
- Launched innovative new Express Community Commerce program in July

SECOND QUARTER 2021 EARNINGS
EXPRESS
6

7 S E C O N D Q U A R TE R 2021 E A R N IN G S Q2 2021 Financial Performance 1. Adjusted Diluted EPS is a non-GAAP financial measure. Refer to pages 14-19 for information about non-GAAP financial measures and reconciliations of GAAP to non-GAAP financial measures. 86% Net Sales Increase vs 2020 +3% Comp vs 2019 $0.15 $1.82 Diluted EPS Improvement to 2020 $0.02 $1.50 Adjusted Diluted EPS1 Improvement to 2020 Net Sales (In Millions) $473 $246 $458 Q2 2019 Q2 2020 Q2 2021 Diluted EPS $(0.14) $0.15 Q2 2019 Q2 2020 Q2 2021 $(1.67) Adjusted Diluted EPS $(0.11) $0.02 Q2 2019 Q2 2020 Q2 2021 1 $(1.48)

8 S E C O N D Q U A R TE R 2021 E A R N IN G S Balance Sheet and Cash Flow $34 million Up 15% to 2020 -1% to 2019 $68 million Cash (In Millions) $154 $193 $34 Q2 2019 Q2 2020 Q2 2021 Inventory (In Millions) $269 $232 $267 Q2 2019 Q2 2020 Q2 2021 Operating Cash Flow (In Millions) $2 $(170) $68 2019 YTD 2020 YTD 2021 YTD Cash Inventory Operating Cash Flow * Q2 2020 inventory levels reflected reductions due to the pandemic *

FINANCIAL OUTLOOK SECOND HALF AND FULL YEAR 2021

10 S E C O N D Q U A R TE R 2021 E A R N IN G S 2021 Outlook Based on the strength of the second quarter performance, the Company is providing an improved outlook for the second half and full year 2021. The Company expects the following: • Net Sales above 2019 levels on a comparable basis for the second half of the year • Gross Margin rate approximately 200 basis points above 2019 levels for the second half of the year • Net interest expense of $6 million for the second half of the year • Positive free cash flow for the full year • Capital expenditures of approximately $35 million for the full year • On track to achieve goal of $1.0 billion in eCommerce demand by 2024 Assumptions in the Company outlook may be affected by the continued uncertainty of the pandemic and its impacts on consumer behavior and throughout the supply chain.

11 S E C O N D Q U A R TE R 2021 E A R N IN G S Express Edit Style Studios

12 S E C O N D Q U A R TE R 2021 E A R N IN G S Projected 2021 Real Estate Activity Second Quarter 2021 - Actual July 31, 2021 - Actual Company-Operated Stores Opened Closed Store Count Gross Square Footage Retail Stores — (3) 351 Outlet Stores — — 206 Express Edit Concept Stores1 3 (1) 4 UpWest Stores 4 — 5 TOTAL 7 (4) 566 4.7 million Third Quarter 2021 - Projected October 30, 2021 - Projected Company-Operated Stores Opened Closed Store Count Gross Square Footage Retail Stores — — 351 Outlet Stores 1 — 207 Express Edit Concept Stores1 2 (1) 5 UpWest Stores 2 — 7 TOTAL 5 (1) 570 4.7 million Full Year 2021 - Projected January 29, 2022 - Projected Company-Operated Stores Opened Closed Store Count Gross Square Footage Retail Stores — (20) 339 Outlet Stores 1 (5) 206 Express Edit Concept Stores1 9 (2) 8 UpWest Stores 7 — 7 TOTAL 17 (27) 560 4.7 million 1. The initial lease terms for Express Edit Concept stores are typically less than 12 months.

NON-GAAP RECONCILIATIONS SECOND QUARTER 2021

14 S E C O N D Q U A R TE R 2021 E A R N IN G S CAUTIONARY STATEMENT REGARDING NON-GAAP FINANCIAL MEASURES This presentation contains references to Adjusted Diluted Earnings per Share (EPS), Earnings before interest, taxes, and depreciation and amortization (EBITDA), and Free Cash Flow which are non-GAAP financial measures. These measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles (GAAP) included in Express, Inc.’s filings with the Securities and Exchange Commission and may differ from similarly titled measures used by others. Please refer to slide 15-17 in this presentation for additional information and reconciliation of Adjusted Diluted EPS to the most directly comparable financial measures calculated in accordance with GAAP, slide 18 for additional information and reconciliation of EBITDA to the most directly comparable financial measures calculated in accordance with GAAP, and slide 19 for additional information and reconciliation of Free Cash Flow to the most directly comparable financial measures calculated in accordance with GAAP. Management believes that Adjusted Diluted EPS provides useful information because it excludes items that may not be indicative of or are unrelated to our underlying business results, and may provide a better baseline for analyzing trends in our underlying business. In addition, Adjusted Diluted EPS and EBITDA are used as a performance measures in our long-term executive compensation program for purposes of determining the number of equity awards that are ultimately earned. EBITDA is also a metric used in our short- term cash incentive compensation plan. Management believes that free cash flow provides useful information regarding liquidity as it shows our operating cash flows less cash reinvested in the business (capital expenditures). These non-GAAP financial measures reflect an additional way of viewing the Company's operations that, when viewed with the GAAP results and the following reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of our business. Management strongly encourages investors and stockholders to review our financial statements and publicly- filed reports in their entirety and not to rely on any single financial measure.

15 S E C O N D Q U A R TE R 2021 E A R N IN G S Q2 2021 Adjusted Diluted EPS a. Valuation allowance released due to improvement in forecasted pre-tax results. Thirteen Weeks Ended July 31, 2021 (in thousands, except per share amounts) Operating Income Income Tax Impact Net Income Diluted Earnings per Share Weighted Average Diluted Shares Outstanding Reported GAAP Measure $ 14,776 $ 10,639 $ 0.15 69,565 Valuation allowance on deferred taxes (a) — (8,982) (8,982) (0.13) Adjusted Non-GAAP Measure $ 14,776 $ 1,657 $ 0.02 a. Valuation allowance provided against 2021 pre-tax losses. Twenty-Six Weeks Ended July 31, 2021 (in thousands, except per share amounts) Operating Loss Income Tax Impact Net Loss Diluted Earnings per Share Weighted Average Diluted Shares Outstanding Reported GAAP Measure $ (25,780) $ (35,085) $ (0.53) 65,863 Valuation allowance on deferred taxes (a) — 995 995 0.01 Adjusted Non-GAAP Measure $ (25,780) $ (34,090) $ (0.52)

Q2 2020 Adjusted Diluted EPS

(in thousands, except per share amounts)	Thirteen Weeks Ended August 1, 2020				
	Operating Loss	Income Tax Impact	Net Loss	Diluted Earnings per Share	Weighted Average Diluted Shares Outstanding
Reported GAAP Measure	$ (136,294)		$ (107,770)	$ (1.67)	64,645
Impairment of property, equipment and lease assets	6,805	(1,830) [a]	4,975	0.08	
Valuation allowance on deferred taxes [b]	—	16,244	16,244	0.25	
Tax impact of the CARES Act [c]	—	(9,084)	(9,084)	(0.14)	
Adjusted Non-GAAP Measure	$ (129,489)		$ (95,635)	$ (1.48)	

a. Items tax affected at the applicable deferred or statutory rate.
b. Valuation allowance provided against previously recognized deferred tax assets and 2020 losses, less net operating losses utilized under the CARES Act.
c. Income tax benefit primarily due to a net operating loss carryback under the CARES Act to years with a higher federal statutory tax rate than is currently enacted.

(in thousands, except per share amounts)	Twenty-Six Weeks Ended August 1, 2020				
	Operating Loss	Income Tax Impact	Net Loss	Diluted Earnings per Share	Weighted Average Diluted Shares Outstanding
Reported GAAP Measure	$ (281,573)		$ (261,820)	$ (4.07)	64,338
Impairment of property, equipment and lease assets	21,483	(5,686) [a]	15,797	0.25	
Equity method investment impairment [b]	—	(642)	2,091	0.03	
Valuation allowance on deferred taxes [c]	—	77,319	77,319	1.20	
Tax impact of the CARES Act [d]	—	(28,557)	(28,557)	(0.44)	
Tax impact of executive departures [e]	—	111	111	—	
Adjusted Non-GAAP Measure	$ (260,090)		$ (195,059)	$ (3.03)	

a. Items tax affected at the applicable deferred or statutory rate.
b. Impairment before tax was $2.7 million and was recorded in other expense, net.
c. Valuation allowance provided against previously recognized deferred tax assets and 2020 losses, less net operating losses utilized under the CARES Act.
d. Income tax benefit primarily due to a net operating loss carryback under the CARES Act to years with a higher federal statutory tax rate than is currently enacted.
e. Represents the tax impact related to the expiration of former executive non-qualified stock options.

SECOND QUARTER 2021 EARNINGS EXPRESS 16

17 S E C O N D Q U A R TE R 2021 E A R N IN G S Q2 2019 Adjusted Diluted EPS a. Represents the tax impact of the expiration of our former CEO's non-qualified stock options. Thirteen Weeks Ended August 3, 2019 (in thousands, except per share amounts) Operating Loss Income Tax Impact Net Loss Diluted Earnings per Share Weighted Average Diluted Shares Outstanding Reported GAAP Measure $ (9,760) $ (9,703) $ (0.14) 67,253 Impairment of property, equipment and lease assets 2,281 (593) 1,688 0.03 Impact of CEO departure — 822 (a) 822 0.01 Adjusted Non-GAAP Measure $ (7,479) $ (7,193) $ (0.11) a. Represents the tax impact of the expiration of our former CEO's non-qualified stock options. Twenty-Six Weeks Ended August 3, 2019 (in thousands, except per share amounts) Operating Loss Income Tax Impact Net Loss Diluted Earnings per Share Weighted Average Diluted Shares Outstanding Reported GAAP Measure $ (21,314) $ (19,637) $ (0.29) 67,049 Impairment of property, equipment and lease assets 2,281 (593) 1,688 0.03 Impact of CEO departure — 822 (a) 822 0.01 Adjusted Non-GAAP Measure $ (19,033) $ (17,127) $ (0.26)

18 S E C O N D Q U A R TE R 2021 E A R N IN G S Q2 2021 EBITDA Thirteen Weeks Ended Twenty-Six Weeks Ended (in thousands) July 31, 2021 August 1, 2020 July 31, 2021 August 1, 2020 Net income/(loss) $ 10,639 $ (107,770) $ (35,085) $ (261,820) Interest expense, net 4,115 1,023 9,367 1,079 Income tax expense/(benefit) 22 (29,547) (62) (23,565) Depreciation and amortization 16,002 17,931 32,756 37,203 EBITDA (Non-GAAP Measure) $ 30,778 $ (118,363) $ 6,976 $ (247,103)

19 S E C O N D Q U A R TE R 2021 E A R N IN G S Q2 2021 Free Cash Flow Twenty-Six Weeks Ended (in thousands) July 31, 2021 August 1, 2020 August 3, 2019 Net cash provided by (used in) operating activities $ 67,591 $ (170,383) $ 1,728 Less: Capital expenditures (10,558) (10,130) (12,145) Free Cash Flow (Non-GAAP Measure) $ 57,033 $ (180,513) $ (10,417)

Gregory Johnson VP, Investor Relations (614) 474-4890 INVESTOR CONTACT